Offerings - Offering: 1	Jun. 24, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	ADR
Amount Registered | shares	3,103,029
Proposed Maximum Offering Price per Unit	3.98
Maximum Aggregate Offering Price	$ 12,350,055.42
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,705.54